Exhibit 10.1

JOINDER AGREEMENT TO REGISTRATION RIGHTS AGREEMENT

Dated as of May 18, 2016

Reference is hereby made to the Exchange and Registration Rights Agreement, dated as of July 23, 2015 (the “Registration Rights Agreement”), by and between CCO Safari II, LLC, a Delaware limited liability company (the “Escrow Issuer”), and the Representatives. Unless otherwise defined herein, terms defined in the Registration Rights Agreement and used herein shall have the meanings given them in the Registration Rights Agreement.

1. Joinder of the Issuers. Charter Communications Operating, LLC, a Delaware limited liability company (the “Company”), and Charter Communications Operating Capital Corp., a Delaware corporation (“CCO Capital” and, together with the Company, the “Issuers”), each hereby agrees to become bound by the terms, conditions, representations and warranties, covenants and other provisions of the Registration Rights Agreement with all attendant rights, duties and obligations stated therein, with the same force and effect as if originally named as an “Issuer” therein and as if the Company and CCO Capital executed the Registration Rights Agreement on the date thereof.

2. Joinder of the Charter Guarantors, the TWC Guarantors and the BHN Guarantors. Each of CCO Holdings, LLC and the subsidiary guarantors named on Schedule I hereto (each, a “Guarantor”), hereby agrees to become bound by the terms, conditions, representations and warranties, covenants and other provisions of the Registration Rights Agreement with all attendant rights, duties and obligations stated therein, with the same force and effect as if originally named as “Guarantor” therein and as if such Guarantor executed the Registration Rights Agreement on the date thereof.

3. Governing Law. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

4. Counterparts. This agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Joinder Agreement by facsimile, email or other electronic transmission (i.e., “pdf”) shall be effective as delivery of a manually executed counterpart of this Joinder Agreement.

5. Amendments. No amendment or waiver of any provision of this Joinder Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

6. Headings. The headings in this Joinder Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

[SIGNATURE PAGE FOLLOWS]

If the foregoing is in accordance with your understanding of our agreement, please indicate your acceptance of this Joinder Agreement by signing in the space provided below, whereupon this Joinder Agreement and the Registration Rights Agreement will become binding agreements among the Issuers and the Guarantors party hereto in accordance with their terms.

CCO SAFARI II, LLC

By:	/s/ Daniel J. Bollinger
	Name:	Daniel J. Bollinger
	Title:	Vice President, Associate General Counsel and Assistant Corporate Secretary

CCH II, LLC

By:	/s/ Daniel J. Bollinger
	Name:	Daniel J. Bollinger
	Title:	Vice President, Associate General Counsel and Assistant Corporate Secretary

CHARTER COMMUNICATIONS OPERATING, LLC

By:	/s/ Daniel J. Bollinger
	Name:	Daniel J. Bollinger
	Title:	Vice President, Associate General Counsel and Assistant Corporate Secretary

CHARTER COMMUNICATIONS OPERATING CAPITAL CORP.

By:	/s/ Daniel J. Bollinger
	Name:	Daniel J. Bollinger
	Title:	Vice President, Associate General Counsel and Assistant Corporate Secretary

CCO HOLDINGS, LLC

By:	/s/ Daniel J. Bollinger
	Name:	Daniel J. Bollinger
	Title:	Vice President, Associate General Counsel and Assistant Corporate Secretary

THE SUBSIDIARY GUARANTORS LISTED ON SCHEDULE I HERETO

By:	/s/ Daniel J. Bollinger
	Name:	Daniel J. Bollinger
	Title:	Vice President, Associate General Counsel and Assistant Corporate Secretary

[Signature Page to Registration Rights Agreement Joinder]

Schedule I

Subsidiary Guarantors

Adcast North Carolina Cable Advertising, LLC

Alabanza LLC

America’s Job Exchange LLC

Coaxial Communications of Central Ohio LLC

DukeNet Communications Holdings, LLC

DukeNet Communications, LLC

ICI Holdings, LLC

Insight Blocker LLC

Insight Capital LLC

Insight Communications Company LLC

Insight Communications Company, L.P.

Insight Communications Midwest, LLC

Insight Communications of Central Ohio, LLC

Insight Communications of Kentucky, L.P.

Insight Interactive, LLC

Insight Kentucky Capital, LLC

Insight Kentucky Partners I, L.P.

Insight Kentucky Partners II, L.P.

Insight Midwest Holdings, LLC

Insight Midwest, L.P.

Insight Phone of Indiana, LLC

Insight Phone of Kentucky, LLC

Insight Phone of Ohio, LLC

Interactive Cable Services, LLC

Intrepid Acquisition LLC

NaviSite LLC

New Wisconsin Procurement LLC

Oceanic Time Warner Cable LLC

Parity Assets, LLC

Time Warner Cable Business LLC

Time Warner Cable Enterprises LLC

Time Warner Cable Information Services (Alabama), LLC

Time Warner Cable Information Services (Arizona), LLC

Time Warner Cable Information Services (California), LLC

Time Warner Cable Information Services (Colorado), LLC

Time Warner Cable Information Services (Hawaii), LLC

Time Warner Cable Information Services (Idaho), LLC

Time Warner Cable Information Services (Illinois), LLC

Time Warner Cable Information Services (Indiana), LLC

Time Warner Cable Information Services (Kansas), LLC

Time Warner Cable Information Services (Kentucky), LLC

Time Warner Cable Information Services (Maine), LLC

Time Warner Cable Information Services (Massachusetts), LLC

Time Warner Cable Information Services (Michigan), LLC

Time Warner Cable Information Services (Missouri), LLC

Time Warner Cable Information Services (Nebraska), LLC

Time Warner Cable Information Services (New Hampshire), LLC

Time Warner Cable Information Services (New Jersey), LLC

Time Warner Cable Information Services (New Mexico) LLC

Time Warner Cable Information Services (New York), LLC

Time Warner Cable Information Services (North Carolina), LLC

Time Warner Cable Information Services (Ohio), LLC

Time Warner Cable Information Services (Pennsylvania), LLC

Time Warner Cable Information Services (South Carolina), LLC

Time Warner Cable Information Services (Tennessee), LLC

Time Warner Cable Information Services (Texas), LLC

Time Warner Cable Information Services (Virginia), LLC

Time Warner Cable Information Services (Washington), LLC

Time Warner Cable Information Services (West Virginia), LLC

Time Warner Cable Information Services (Wisconsin), LLC

Time Warner Cable International LLC

Time Warner Cable Internet Holdings III LLC

Time Warner Cable Internet Holdings LLC

Time Warner Cable Internet LLC

Time Warner Cable Media LLC

Time Warner Cable Midwest LLC

Time Warner Cable New York City LLC

Time Warner Cable Northeast LLC

Time Warner Cable Pacific West LLC

Time Warner Cable Services LLC

Time Warner Cable Southeast LLC

Time Warner Cable Sports LLC

Time Warner Cable Texas LLC

TWC Administration LLC

TWC Communications, LLC

TWC Digital Phone LLC

TWC Media Blocker LLC

TWC NewCo LLC

TWC News and Local Programming Holdco LLC

TWC News and Local Programming LLC

TWC Regional Sports Network I LLC

TWC Security LLC

TWC SEE Holdco LLC

TWC Wireless LLC

TWC/Charter Dallas Cable Advertising, LLC

TWCIS Holdco LLC

Wisconsin Procurement Holdco LLC

Bright House Networks, LLC

Bright House Networks Information Services (Alabama), LLC

Bright House Networks Information Services (California), LLC

Bright House Networks Information Services (Florida), LLC

Bright House Networks Information Services (Indiana), LLC

Bright House Networks Information Services (Michigan), LLC

BHN Spectrum Investments, LLC

BHN Home Security Services, LLC

American Cable Entertainment Company, LLC

Athens Cablevision, LLC

Ausable Cable TV, LLC

Bresnan Broadband Holdings, LLC

Bresnan Broadband of Colorado, LLC

Bresnan Broadband of Montana, LLC

Bresnan Broadband of Utah, LLC

Bresnan Broadband of Wyoming, LLC

Bresnan Communications, LLC

Bresnan Digital Services, LLC

Bresnan Microwave of Montana, LLC

Cable Equities Colorado, LLC

Cable Equities of Colorado Management LLC

CC 10, LLC

CC Fiberlink, LLC

CC Michigan, LLC

CC Systems, LLC

CC V Holdings, LLC

CC VI Fiberlink, LLC

CC VI Operating Company, LLC

CC VII Fiberlink, LLC

CC VIII Fiberlink, LLC

CC VIII Holdings, LLC

CC VIII Operating, LLC

CC VIII, LLC

CCO Fiberlink, LLC

CCO Holdco Transfers VII, LLC

CCO LP, LLC

CCO NR Holdings, LLC

CCO Purchasing, LLC

CCO SoCal I, LLC

CCO SoCal II, LLC

CCO SoCal Vehicles, LLC

CCO Transfers, LLC

Charter Advanced Services (AL), LLC

Charter Advanced Services (CA), LLC

Charter Advanced Services (CO), LLC

Charter Advanced Services (CT), LLC

Charter Advanced Services (GA), LLC

Charter Advanced Services (IL), LLC

Charter Advanced Services (IN), LLC

Charter Advanced Services (KY), LLC

Charter Advanced Services (LA), LLC

Charter Advanced Services (MA), LLC

Charter Advanced Services (MD), LLC

Charter Advanced Services (MI), LLC

Charter Advanced Services (MN), LLC

Charter Advanced Services (MO), LLC

Charter Advanced Services (MS), LLC

Charter Advanced Services (MT), LLC

Charter Advanced Services (NC), LLC

Charter Advanced Services (NE), LLC

Charter Advanced Services (NH), LLC

Charter Advanced Services (NV), LLC

Charter Advanced Services (NY), LLC

Charter Advanced Services (OH), LLC

Charter Advanced Services (OR), LLC

Charter Advanced Services (PA), LLC

Charter Advanced Services (SC), LLC

Charter Advanced Services (TN), LLC

Charter Advanced Services (TX), LLC

Charter Advanced Services (UT), LLC

Charter Advanced Services (VA), LLC

Charter Advanced Services (VT), LLC

Charter Advanced Services (WA), LLC

Charter Advanced Services (WI), LLC

Charter Advanced Services (WV), LLC

Charter Advanced Services (WY), LLC

Charter Advanced Services VIII (MI), LLC

Charter Advanced Services VIII (MN), LLC

Charter Advanced Services VIII (WI), LLC

Charter Advertising of Saint Louis, LLC

Charter Cable Operating Company, LLC

Charter Cable Partners, LLC

Charter Communications Entertainment I, LLC

Charter Communications Entertainment II, LLC

Charter Communications Entertainment, LLC

Charter Communications of California, LLC

Charter Communications Properties LLC

Charter Communications V, LLC

Charter Communications Ventures, LLC

Charter Communications VI, L.L.C.

Charter Communications VII, LLC

Charter Communications, LLC

Charter Distribution, LLC

Charter Fiberlink - Alabama, LLC

Charter Fiberlink – Georgia, LLC

Charter Fiberlink – Illinois, LLC

Charter Fiberlink – Maryland II, LLC

Charter Fiberlink – Michigan, LLC

Charter Fiberlink – Missouri, LLC

Charter Fiberlink – Nebraska, LLC

Charter Fiberlink – Pennsylvania, LLC

Charter Fiberlink – Tennessee, LLC

Charter Fiberlink AR-CCVII, LLC

Charter Fiberlink CA-CCO, LLC

Charter Fiberlink CC VIII, LLC

Charter Fiberlink CCO, LLC

Charter Fiberlink CT-CCO, LLC

Charter Fiberlink LA-CCO, LLC

Charter Fiberlink MA-CCO, LLC

Charter Fiberlink MS-CCVI, LLC

Charter Fiberlink NC-CCO, LLC

Charter Fiberlink NH-CCO, LLC

Charter Fiberlink NV-CCVII, LLC

Charter Fiberlink NY-CCO, LLC

Charter Fiberlink OH-CCO, LLC

Charter Fiberlink OR-CCVII, LLC

Charter Fiberlink SC-CCO, LLC

Charter Fiberlink TX-CCO, LLC

Charter Fiberlink VA-CCO, LLC

Charter Fiberlink VT-CCO, LLC

Charter Fiberlink WA-CCVII, LLC

Charter Helicon, LLC

Charter Home Security, LLC

Charter Leasing Holding Company, LLC

Charter Leasing of Wisconsin, LLC

Charter RMG, LLC

Charter Stores FCN, LLC

Charter Video Electronics, LLC

Falcon Cable Communications, LLC

Falcon Cable Media, a California Limited Partnership

Falcon Cable Systems Company II, L.P.

Falcon Cablevision, a California Limited Partnership

Falcon Community Cable, L.P.

Falcon Community Ventures I Limited Partnership

Falcon First Cable of the Southeast, LLC

Falcon First, LLC

Falcon Telecable, a California Limited Partnership

Falcon Video Communications, L.P.

Helicon Partners I, L.P.

Hometown T.V., LLC

HPI Acquisition Co. LLC

Interlink Communications Partners, LLC

Long Beach, LLC

Marcus Cable Associates, L.L.C.

Marcus Cable of Alabama, L.L.C.

Marcus Cable, LLC

Midwest Cable Communications, LLC

Peachtree Cable TV, L.P.

Peachtree Cable TV, LLC

Phone Transfers (AL), LLC

Phone Transfers (CA), LLC

Phone Transfers (GA), LLC

Phone Transfers (NC), LLC

Phone Transfers (TN), LLC

Phone Transfers (VA), LLC

Plattsburgh Cablevision, LLC

Renaissance Media LLC

Rifkin Acquisition Partners, LLC

Robin Media Group, LLC

Scottsboro TV Cable, LLC

Tennessee, LLC

The Helicon Group, L.P.

Vista Broadband Communications, LLC

VOIP Transfers (AL), LLC

VOIP Transfers (CA) LLC

VOIP Transfers (GA), LLC

VOIP Transfers (NC), LLC

VOIP Transfers (TN), LLC

VOIP Transfers (VA), LLC